The Royce Fund

Supplement to the Investment, Service, and Institutional Class Shares Prospectus Dated May 1, 2014

Royce Low-Priced Stock Fund

Effective July 1, 2014, the contractual investment management fee rate for Royce Low-Priced Stock Fund was reduced.

Fees and Expenses of the Fund

The annual fund operating expense table and the expense example for Royce Low-Priced Stock Fund are deleted in their entirety and replaced with the following:

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Investment Class	Service Class	Institutional Class
Management fees	1.00%	1.00%	1.00%
Distribution (12b-1) fees	0.00%	0.25%	0.00%
Other expenses	0.23%	0.26%	0.08%
Total annual Fund operating expenses	1.23%	1.51%	1.08%
Fee waivers and/or expense reimbursements	0.00%	(0.02)%	0.00%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.23%	1.49%	1.08%
Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2015.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the Service Class in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
	Investment Class	Service Class	Institutional Class
1 Year	$125	$152	$110
3 Years	$390	$475	$343
5 Years	$676	$822	$595
10 Years	$1,489	$1,800	$1,317

July 1, 2014

RLP-ISI-SUPP-0714

The Royce Fund

Supplement to the Consultant, R, and K Class Shares Prospectus Dated May 1, 2014

Royce Low-Priced Stock Fund

Effective July 1, 2014, the contractual investment management fee rate for Royce Low-Priced Stock Fund was reduced.

Fees and Expenses of the Fund

The annual fund operating expense table and the expense example for Royce Low-Priced Stock Fund are deleted in their entirety and replaced with the following:

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	R Class	K Class
Management fees	1.00%	1.00%
Distribution (12b-1) fees	0.50%	0.25%
Other expenses	0.57%	0.53%
Total annual Fund operating expenses	2.07%	1.78%
Fee waivers and/or expense reimbursements	(0.23)%	(0.19)%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.84%	1.59%
Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the R and K Classes’ net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.84% and 1.59%, respectively, through April 30, 2015 and at or below 1.99% through April 30, 2024 for the R Class.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the periods noted above) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:
	R Class	K Class
1 Year	$187	$162
3 Years	$610	$542
5 Years	$1,059	$947
10 Years	$2,305	$2,079

July 1, 2014

RLP-CRK-SUPP-0714